Unaudited Pro Forma and Actual Financial Information of 2012 acquisition (Detail) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Jun. 30, 2013	Jun. 30, 2012 2012 acquisitions
Business Acquisition, Pro Forma Information, Nonrecurring Adjustment [Line Items]
Revenue	$ 423,688
Net income	3,869
Basic and diluted net income per common share	$ 0.05
Revenue		396,618
Net Income		$ 1,568
Basic and diluted net income per common share		$ 0.02